HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

  333-114401          HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]

Supplement dated August 13, 2010 to your Prospectus

THE HARTFORD MONEY MARKET FUND – CLASS A

1.         Under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Mutual Funds, Inc.
The Hartford Money Market Fund – Class A	0.450%	0.250%†	0.310%	N/A	1.010%	0.110%	0.900%(17)

2.         The Prospectus is amended to reflect the above change.

†           The Board of Directors of The Hartford Money Market Fund has approved a temporary reduction of the distribution and service (12b-1) fees to zero through February 28, 2011.  The Board’s action can be changed at any time.

(17)         The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.90% (Class A) and 0.85% (Class R4).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.